SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: March 15, 2006
                        (Date of earliest event reported)



                            COLLEGE PARTNERSHIP, INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)



               000-30323                           84-1416023
            (Commission File No.)     (I.R.S. Employer Identification No.)


                        333 S. Allison Parkway, Suite 100
                            Lakewood, Colorado 80226
               (Address of principal executive offices; zip code)

                                 (303) 804-0155
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------------------------

In January 2006 the Company rescinded the acquisition of Waldrop Enterprises acquired in January, 2005. Therefore the $2,200,000 restricted Series B Preferred Stock issued in connection with that acquisition are being cancelled and the related assets and obligations are being returned to the original owners. The description of the acquisition contained in Items 1.01 and 2.04 of the Company's 8k filed December 28, 2005 respectively, are incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------------------------------------------------------------------------------

The Company's financial conditions and results of operations continued to deteriorate and the Company has temporarily suspended its workshops, along with a sharp reduction of its workforce, including its V.P. of Finance, and has postponed the audit of the fiscal 2005 financial statements due to lack of financial resources. The Company's ability to continue as a going concern is dependent upon attracting about $1.5 to $2 million of funding. The Company has received a commitment from one of its major shareholders to pledge up to $1.5 of its assets as collateral for a loan to the Company.

     The Company has also engaged as a consultant a senior executive experienced in marketing and the use of media credits. This consultant has been engaged to review and improve the Company's operations, design a comprehensive marketing plan to exploit multiple marketing channels and the use of the Company's $9 million media credits, and to help raise funding for the Company.

         The Company cannot predict whether it will be successful in obtaining sufficient funding or if its marketing plan will be successful

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
--------------------------------------------------------------------------------

Kingsley Capital, Inc. loaned $600,000(approximately) to the registrant since October 2005, evidenced by notes due on demand.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION
--------------------------------------------------------------------------------

On March 13, 2006 College Partnership received a letter from a noteholder demanding an acceleration of principal and interest due it, and the termination of a lease agreement relating to a component on the Company's operating system. Company records indicate approximately $1.3 million due the noteholder over a period of 10 years.


         The Company does not believe such acceleration demand is warranted since the Company has 10 years to pay the note and the noteholder has substantial collateral from the company. The Company and intends to contest both of the actions vigorously.

         The Company is a plaintiff in two legal actions, which, if unsuccessful, would require payment of up to $1,000,000 of obligations, which are reflected in the Company's financial statements. If the Company is successful, it could recover up to $1,500,000 in one of those cases.

         If the Company does not prevail in the above matters it would require funding to enable it to make payments on them.


SECTION 3 - SECURITIES TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
--------------------------------------------------------------------------------

In December 2005, the Company was delisted to the Pink Sheets from OTCBB due to failure to file its 10K and 10Q as due under Section 13 of the Exchange Act. The Company is not current in its SEC filings, and has not been able to complete its audit for fiscal year ended July 31, 2005.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
--------------------------------------------------------------------------------

     College Partnership, Inc. (the "Company") executed a Stock Purchase Agreement (the "Agreement") with Culver Trading, LLC, ("Culver"), effective as July 29, 2005, whereby the Company shall acquire $ 10,000,000 cash equivalent media credits ("Media Credits") from Culver in exchange for 4,000,000 restricted shares of the Company's Series C Preferred stock ("Series C Preferred Shares") The term of this Agreement is for a period of 60 months or such earlier time as the Company fully utilizes its Media Credits. To date the Company has used approximately 1 million of these credits in its operations and to settle obligations, and plans to use more credits in future expanded marketing plans when funding is obtained by the Company. (See Item 2.01)

The Company issued 2,970,000 restricted shares to Kingsley Capital, Inc. as collateral and in consideration of Kingsley providing assets to guarantee refinancing of certain debts of the registrant.

The Company has issued restricted shares as follows:

a. 125,000 shares to Baxter Partners, LLC. for a Market Support Program as a down-payment now, 83,333 common shares on March 22, 2006, 62,500 shares on April 22, 2006 and 150,000 shares on April 30th, 2006.

b. 25,000 shares to Wayne Ruting as authorized by the Board at its August, 2004 meeting and for forbearance of payment for Decentrix's outstanding billings to College Partnership, Inc.

c. Each officer currently employed shall be granted 3 shares for every dollar of deferred compensation (through December 27, 2005), unreimbursed expenses and other obligations due by the Company to their individuals as compensation for their continual forbearance of payment, and their continuing loyalty and work for the company.

Conversion of the following officers' deferred compensation into common stock at $.10/share resulted in:

                           Mark Eagle: $20,000 or 200,000 shares
                           John J. Grace: $10,000 or 100,000 shares
                           Janice A. Jones: $10,000 or 100,000 shares

Restricted shares were also issued under a Board Resolution pursuant to the grant as follows:

                        Mark Eagle              359,609 shares
                        John J. Grace           763,641 shares
                        Janice A. Jones         494,459 shares

d. Kingsley Capital, Inc. issued 320,500 common shares of the company's stock as consideration for loans and advances made to the Company since January 1, 2006.

All of the above transactions were exempt from Registration under Section 4 (2) of the Securities Act. Total shares issued in all transaction described above ere 5,188,209 shares.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
--------------------------------------------------------------------------------

Such will be subject to a vote of the shareholders.

Resolved that the amount of authorized shares on the Company's par value .001 common stock be increased from 75 million to 150 million, and that the preferred shares authorized be maintained at 25 million.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS
--------------------------------------------------------------------------------

In February 2006, due to personal time constraints and increasing business commitments, Mr. Steve Fragapane and Mr. Rick Newton stepped down as Directors. The Company expects to replace both Directors in the near future.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGE PARTNERSHIP, INC.


Date: March 15, 2006    By: /s/John J. Grace
Name: John J. Grace
Title: Chairman of the Board